Exhibit 99.1

ION Acquisition Corp 2 Ltd. and Innovid, Inc. Announce Effectiveness of Registration Statement and Special Meeting Date for Proposed Business Combination

●	Special meeting of ION Acquisition Corp 2 Ltd.’s stockholders to approve the proposed business combination with Innovid, Inc. to be held on November 29, 2021

New York, NY – November 10, 2021 – ION Acquisition Corp 2 Ltd. (NYSE: IACB.U, IACB and IACB WS) (“ION”), a publicly-traded special purpose acquisition company, and Innovid, Inc. (“Innovid”), a leading independent connected TV (CTV) advertising delivery and measurement platform, announced today that the U.S. Securities and Exchange Commission (“SEC”) has declared effective ION’s Registration Statement on Form S-4 (the “Registration Statement”), as amended, which was filed in connection with ION’s previously announced business combination (the “Business Combination”) with Innovid.

An extraordinary general meeting of ION shareholders (the “Special Meeting”) to approve, among other things, the proposed Business Combination, will be held at 10:00 a.m. Eastern Time on Monday, November 29, 2021. ION has filed with the SEC a definitive proxy statement/prospectus relating to the Special Meeting, and has commenced mailing of the definitive proxy statement/prospectus to ION shareholders of record as of the close of business on November 3, 2021.

The closing of the Business Combination is subject to approval by the Company’s shareholders, and the satisfaction of other customary closing conditions. The Business Combination is expected to close promptly after the Special Meeting.

About Innovid

Founded in 2007, Innovid powers connected TV (CTV) advertising streaming, personalization, and measurement for the world’s largest brands. Through a global infrastructure that enables data-driven personalization, real-time decisioning, scaled ad serving, and accredited measurement, Innovid offers its clients and partners streamlined solutions that optimize the value of advertising investments across screens and devices. Innovid is an independent platform that leads the market in CTV innovation, powered proprietary technology and exclusive partnerships designed to fuel the future of TV advertising. Headquartered in New York City, Innovid serves a global client base through offices across the Americas, Europe, and Asia Pacific. To learn more, visit innovid.com or follow us on LinkedIn or Twitter. For more information, visit: http://www.innovid.com/

About ION Acquisition Corp 2 Ltd.

ION is a blank check company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. While ION may pursue a business combination target in any business or industry, ION is focused on the rapidly growing universe of Israeli companies and entrepreneurs that apply technology and innovation to our everyday lives. The Company is sponsored by ION Holdings 2, LP., an affiliate of ION Crossover Partners Ltd.

Additional Information and Where to Find It

In connection with the proposed Business Combination, ION has filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission, which includes a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of ION’s Class A Common Stock in connection with ION’s solicitation of proxies for the vote by ION’s stockholders with respect to the Business Combination and other matters as may be described in the definitive proxy statement, as well as the prospectus relating to the offer and sale of the securities of ION to be issued in the Business Combination. ION’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, ION and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to ION’s stockholders as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: ION Acquisition Corp 2 Ltd., 89 Medinat Hayehudim Street, Herzliya 4676672, Israel, Attention: Secretary, +972 (9) 970-3620.

Participants in Solicitation

ION and its directors and executive officers may be deemed participants in the solicitation of proxies from ION’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in ION is contained in ION’s registration statement on Form S-4, which is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to ION Acquisition Corp 2 Ltd., 89 Medinat Hayehudim Street, Herzliya 4676672, Israel, Attention: Secretary, +972 (9) 970-3620.

Innovid and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of ION in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Innovid’s and ION’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, ION’s and Innovid’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside ION’s and Innovid’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (ii) the outcome of legal proceedings that have or may be instituted against ION and Innovid; (iii) the inability to complete the Business Combination, including due to failure to obtain the requisite approval of shareholders or other conditions to closing in the Merger Agreement; (iv) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (v) the inability to obtain or maintain the listing of the common stock of the post-acquisition company on The New York Stock Exchange following the Business Combination; (vi) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (viii) costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the possibility that ION, Innovid or the combined company may be adversely affected by other economic, business, competitive and/or factors such as the COVID-19 pandemic; and (xi) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in ION’s other filings with the SEC. ION cautions that the foregoing list of factors is not exclusive. ION cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ION does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.